THE KELLER MFG. CO., INC.

                                                BOARD OF DIRECTORS'
                                             STOCK BONUS AWARD PROGRAM
                                                       7/31 87     7/25/97
                                               Revised 7/31/88
                                                       7/27/90
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PURPOSE

                            (1)      TO REWARD MANAGER,  OR MANAGERS,  AND  BOARD MEMBERS FOR
                                     OUTSTANDING MEASURABLE PERFORMANCE ACCOMPLISHED.

                            (2)      TO REWARD IMAGINATIVE AND EFFECTIVE MANAGERS AND BOARD MEMBERS, AND
                                     ENCOURAGE OTHERS TO SIMILAR PERFORMANCE.

AWARD:                      THE AWARD IS TO BE SEPARATE FROM BONUS PLAN.  THE AWARD IS TO BE PAID IN KELLER
                            UNISSUED COMMON STOCK.  THE NUMBER OF SHARES TO BE ISSUED WILL BE DETERMINED BY
                            DIVIDING THE DOLLAR AWARD BY THE MARKET VALUE OF THE STOCK AT THE TIME 1ST
                            QUARTERLY MEETING OF THE YEAR.

AMOUNT:                     THE MAXIMUM NUMBER OF SHARES TO BE ISSUED IS 16,000, PLUS 10% OF 16,000.  THE
                            ACTUAL SHARES ISSUED CAN VARY EACH YEAR, AND SOME YEARS NO SHARES AWARDED.

PERSONS ELIGIBLE:           DIVISION HEADS, PLUS PLANT MANAGERS AND BOARD MEMBERS ARE ELIGIBLE.  AWARD MAY
                            BE SPLIT AMONG SUBORDINATE IF DIVISION HEAD CHOOSES.

SAVINGS OR CONTRIBUTION     THE SAVINGS OR CONTRIBUTION MUST BE IN EXCESS OF $500,000.  THE PROFIT
REQUIRED:                   CONTRIBUTABLE MUST BE MEASURABLE IN DOLLARS.  CAN BE AN IMPROVEMENT OVER A
                            PERIOD OF 4 YEARS.  (EXAMPLES ATTACHED.)

APPROVAL:                   REQUIRES BOARD APPROVAL - NOMINEES FOR AWARD TO BE PRESENTED 1ST QUARTERLY
                            MEETING, AND VOTED ON AT THE 2ND QUARTERLY MEETING OF EACH YEAR.
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